COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

21. COMMITMENTS AND CONTINGENCIES

a)    Capital commitments

As of December 31, 2019, the commitments for the purchase of property, plant and equipment were approximately $12 million, and the payment schedule for the commitments is as follow:

Year Ending December 31:	$
2020	9,000
2021	3,000
Total	12,000

b)    Solar power system commitments

As of December 31, 2019, the commitments of the service to be purchased for solar power system were approximately $0.8 million, and the payment schedule for the commitments is as follow:

Year Ending December 31:	$
2020	600
2021	200
Total	800

21. COMMITMENTS AND CONTINGENCIES (Continued)

c)    Contingencies

Class Action Lawsuits

Following the two subpoenas from the SEC in 2010, six class action lawsuits were filed in the U.S. District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the U.S. District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that the Company’s financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 29, 2013, the Court dismissed with prejudice a class action lawsuit filed against the Company and certain named defendants alleging that the Company’s financial disclosures during 2009 and early 2010 were false or misleading and in violation of federal securities law. The court found that the plaintiffs failed to adequately allege a securities law violation and granted the Company’s motion to dismiss all claims against all defendants with prejudice. On December 20, 2013, the United States Court of Appeals for the Second Circuit affirmed the district court’s order dismissing such class action lawsuit.

In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that the Company’s financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders’ relief provisions of the CBCA, Part XX III.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company’s motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company’s appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company’s application for leave to appeal the order of the Ontario Court of Appeal. The plaintiff’s motions for class certification and leave to assert the statutory cause of action under the Ontario Securities Act were served in January 2013 and initially scheduled for argument in the Ontario Superior Court of Justice in June 2013.However, the plaintiff’s motions were adjourned in view of the plaintiff’s decision to seek an order compelling the Company to file additional evidence on the motions. On July 29, 2013 the Court dismissed the plaintiff’s motion to compel evidence. On September 24, 2013 the plaintiff’s application for leave to appeal from the July 29 order was dismissed. In September 2014, the plaintiff obtained an order granting him leave to assert the statutory cause of action under the Ontario Securities Act for certain of his misrepresentation claims.

21. COMMITMENTS AND CONTINGENCIES (Continued)

In January 2015, the plaintiff in the class action lawsuit filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice obtained an order for class certification in respect of certain claims for which he had obtained leave in September 2014 to assert the statutory cause of action for misrepresentation under the Ontario Securities Act, for certain negligent misrepresentation claims and for oppression remedy claims advanced under the CBCA. The Court dismissed the Company’s application for leave to appeal and the class action is at the merits stage. The common issues trial is scheduled for November 2020. The Company believes the Ontario action is without merit and the Company is defending it vigorously.

Solar 1

In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose antidumping and countervailing duties on Chinese-origin CSPV cells. The Company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliated U.S. operations that import the subject goods from China.

From October 2012 to July 2018, the USDOC issued final affirmative determinations with respect to its antidumping and countervailing duty investigations on crystalline silicon photovoltaic, or CSPV, cells, whether or not incorporated into modules, from China, and the first to fifth administrative review results. The results of sixth and seventh administrative reviews are expected to conclude in mid-2020.

Between 2017 and 2019, the USDOC and USITC conducted five-year sunset reviews and determined to continue the Solar 1 antidumping and countervailing duty orders. In March 2018, the USDOC published the results of its expedited first sunset reviews and concluded that revocation of the Solar 1 orders would likely lead to a continuation or recurrence of dumping and a countervailable subsidy. The Company did not participate in USDOC’s first sunset review. The Company did, however, participate in the USITC’s first sunset review and requested that the Solar 1 duties be revoked. The USITC issued an affirmative determination in March 2019 declining to revoke the Solar 1 orders and finding that such revocation would be likely to lead to a continuation or recurrence of material injury to the U.S. industry within a reasonably foreseeable time. As a result, the Solar 1 orders remain in effect.

21. COMMITMENTS AND CONTINGENCIES (Continued)

Solar 2

On December 31, 2013, SolarWorld Industries America, Inc. filed a new trade action with the USDOC and the USITC accusing Chinese producers of certain CSPV modules of dumping their products into the U.S. and of receiving countervailable subsidies from the Chinese authorities. This trade action also alleged that Taiwanese producers of certain CSPV cells and modules dumped their products into the U.S.. Excluded from these new actions were those Chinese-origin solar products covered by the Solar 1 orders described above. The Company was identified as one of a number of Chinese producers exporting the Solar 2 subject goods to the U.S. market.

“Chinese CSPV products subject to Solar 2 orders” refer to CSPV products manufactured in mainland China using non-Chinese (e.g., Taiwanese) CSPV cells and imported into the U.S. during the investigation or administrative review periods of Solar 2. “Taiwanese CSPV products subject to Solar 2 orders” refer to CSPV products manufactured outside of mainland China using Taiwanese CSPV cells and imported into the U.S. during the investigation or review periods of Solar 2.

From December 2014 to late 2019, the USDOC issued final affirmative determinations and results of the first to fourth administrative reviews with respect to its antidumping and countervailing duty investigation on these CSPV products.

The Company will not be subject to the fifth administrative review of the Chinese orders. The USDOC is expected to initiate the fifth administrative review of the Taiwanese orders soon.

The USDOC and USITC are currently conducting five-year sunset reviews to determine whether to continue the Solar 2 orders on CSPV products from China and Taiwan. The USDOC is conducting an expedited review, with its final results expected in May 2020. The USITC is currently assessing whether it will conduct an expedited or full sunset review, with a decision due on this issue in spring 2020. The USITC’s sunset review will follow this preliminary decision.

In 2019, the Company booked the benefits of antidumping duty and countervailing duty provision reversals of $52.3 million, primarily associated with prior years’ module sales based on the respective updated rates of the administrative reviews carried out by the U.S. Department of Commerce.

Section 201

On May 17, 2017, following receipt of a petition from Suniva, Inc., which was later joined by SolarWorld Americas, Inc., the USITC instituted a safeguard investigation to determine whether there were increased imports of CSPV products in such quantities as to be a substantial cause of serious injury, or the threat thereof, to the domestic industry producing like or directly competitive products. On September 22, 2017, the USITC determined that CSPV products are being imported into the United States in such increased quantities as to be a substantial cause of serious injury to the domestic industry.

21. COMMITMENTS AND CONTINGENCIES (Continued)

On January 23, 2018, the President of the United States imposed a safeguard measure on imports of CSPV cells. This safeguard measure, which became effective on February 7, 2018, applies to CSPV products imported from all countries, except for certain developing country members of the World Trade Organization.

The USITC conducted a midterm review of the safeguard order in early 2020, issuing its monitoring report in February 2020. Additionally, in March 2020, at the request of the Office of the U.S. Trade Representative (USTR), the USITC released a report regarding the probable economic effect on the domestic CSPV cell and module manufacturing industry of modifying the safeguard measure on CSPV products.

In addition, on June 13, 2019 and following an abbreviated public comment period, USTR granted an exclusion from the safeguard measure for bifacial solar panels comprising solely bifacial solar cells. On October 9, 2019, USTR determined to withdraw this exclusion, effective October 28, 2019. Invenergy Renewables LLC contested USTR’s withdrawal determination at the CIT and persuaded the Court to enjoin USTR’s withdrawal due to procedural deficiencies. In early 2020, USTR conducted a renewed notice-and-comment process in order to withdraw the exclusion for bifacial solar panels. Subject to the CIT’s further review, the exclusion could be terminated as soon as May 18, 2020.

European Antidumping and Anti-Subsidy Investigations

On September 6, 2012, following a complaint lodged by EU ProSun, an ad-hoc industry association of EU CSPV module, cell and wafer manufacturers, the European Commission initiated an antidumping investigation concerning EU imports of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these same products. On December 6, 2013, the EU imposed definitive antidumping and countervailing measures on imports of CSPV modules and key components (i.e., cells and wafers) originating in or consigned from China. On March 3, 2017, the European Commission extended the antidumping and countervailing measures for 18 months on imports of CSPV modules and key components (i.e., cells and wafers) originating in or consigned from China. On September 16, 2017, the European Commission amended the form of the antidumping and countervailing measures for certain Chinese exporters (but not for Canadian Solar).On March 9, 2018, the antidumping and countervailing measures expired. As a result, since then, the CSPV modules and cells of the Company that originate in, or are consigned from, China, are no longer subject to antidumping or countervailing measures.

On February 28, 2014, the Company filed separate actions with the General Court of the EU for annulment of the regulation imposing the definitive antidumping measures and of the regulation imposing the definitive countervailing measures (case T-162/14 and joined cases T-158/14, T-161/14, and T-163/14). The General Court rejected these actions for annulment. On May 8, 2017, the Company appealed the judgements of the General Court before the Court of Justice of the EU (cases C-236/17 and C-237/17). On March 27, 2019, the Court of Justice rejected the appeals. There is no further action with regard to these matters.

21. COMMITMENTS AND CONTINGENCIES (Continued)

Canadian Antidumping and Countervailing Duties Expiry Review

On June 3, 2015, the Canada Border Services Agency (CBSA) released final determinations regarding the dumping and subsidization of solar modules and laminates originating from China. The CBSA determined that such goods were dumped and subsidized. The CBSA found the Company to be a “cooperative exporter” and, as such, ascertained a low (relative to other Chinese exporters) Canadian Solar-specific subsidies rate of RMB0.014 per Watt. On July 3, 2015 the Canadian International Trade Tribunal (CITT) determined that the Canadian industry was not negatively affected as a result of imported modules but was threatened with such negative impact. As a result of these findings, definitive duties were imposed on imports of Chinese solar modules into Canada starting on July 3, 2015. The CITT is required by law to review such finding every five (5) years) lest the finding expire. The CITT’s finding expires on July 2, 2020.

On April 1, 2020, the CITT initiated the preliminary stage of the expiry review regarding the above finding. The Company has responded to the CITT with its intent to participate in such review. The CITT will decide by May 21, 2020 based on responses to be received from domestic and Chinese producers whether the expiry review is warranted.

Regardless of the outcome, the Company does not believe there will be a material negative effect upon its results of operations because it has module manufacturing capacity in Ontario and do not rely on Chinese solar modules to serve its Canadian business.

Please refer to “Item 8. Financial Information—A. Consolidated Statements and Other Financial Information—Legal and Administrative Proceedings” in the Company’s Form 20-F for detailed information on antidumping and countervailing duties.